UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/15/2006

TELANETIX, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-31639

Delaware	77-0622733
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6197 Cornerstone Court E, Suite 108
San Diego, CA 92121
(Address of principal executive offices, including zip code)

858-362-2250
(Registrant’s telephone number, including area code)

AER VENTURES, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 3.03.    Material Modifications to Rights of Security Holders

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 15, 2006, AER Ventures, Inc. (the "Company") held a Special Meeting of the Stockholders (the "Special Meeting") to vote on the following three proposals:

1.        To reincorporate the Company from a Nevada corporation into a Delaware corporation;

2.        To increase the authorized capital from 75,000,000 shares of common stock to 210,000,000 shares of capital stock, 200,000,000 of which are designated as common stock, and 10,000,000 shares of which are designated as "blank check" preferred stock; and
3.        To change the name of the Company from "AER Ventures, Inc." to "Telanetix, Inc."
All three proposals were approved by the stockholders at the Special Meeting. A Certificate of Merger effecting the merger of the Company into Telanetix, Inc., a Delaware corporation was filed with the Secretaries of State of Nevada and Delaware on March 15, 2006.

        As a result, the name of the Company is now "Telanetix, Inc." with 210,000,000 shares of authorized capital stock. Each outstanding share certificate or other derivative security of AER Ventures, Inc. now represents the right to receive or acquire an equal number of shares of Telanetix, Inc.

Item 9.01.    Financial Statements and Exhibits

(c) EXHIBITS

NO.                 DESCRIPTION

2.1                 Agreement and Plan of Merger by and between the AER Ventures, Inc. and Telanetix, Inc., dated as of March 15, 2006, incorporated herein by reference to Exhibit A to the Company's Definitive Proxy Statement as filed with the Securities and Exchange Commission on February 15, 2006 in connection with the Company's Special Meeting of the Stockholders held on March 15, 2006.

3.1        Certificate of Incorporation of Telanetix, Inc., filed with the Delaware Secretary of State on January 4, 2006, incorporated herein by reference to Exhibit B to the Company's Definitive Proxy Statement as filed with the Securities and Exchange Commission on February 15, 2006 in connection with the Company's Special Meeting of the Stockholders held on March 15, 2006.

3.2        Bylaws of Telanetix, Inc., incorporated herein by reference to Exhibit C to the Company's Definitive Proxy Statement as filed with the Securities and Exchange Commission on February 15, 2006 in connection with the Company's Special Meeting of the Stockholders held on March 15, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELANETIX, INC.

Date: March 20, 2006	By:	/s/ Thomas A. Szabo
Thomas A. Szabo
Chief Executive Officer